UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2026

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

california	1-11416	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy, Suite 1400, Las Vegas, NV 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPSS	The Nasdaq Stock Market LLC (Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 18, 2026, the registrant announced the closing of a $80 million securitization of residual interests from previously issued securitizations. The notes are secured by residual interests in four Consumer Portfolio Services, Inc. (“CPS”) securitizations issued between April 2022 and April 2023 (the “Pledged Residual Interests”), as well as an 80% interest in a CPS majority owned affiliate (“MOA”) that owns the residual interests in three CPS securitizations issued between July 2023 and April 2026. The coupon on the notes is 10.25%.

The MOA interest includes 80% of the amounts on deposit in the underlying spread accounts for each related securitization and 80% of the over-collateralization of each related securitization, which is the difference between the outstanding principal balance of the related receivables less the outstanding principal balance of the notes associated with the securitization. The Pledged Residual Interests include 100% of the amounts on deposit in the underlying spread accounts for each related securitization and 100% of the over-collateralization of each related securitization. On each monthly payment date, the notes will be paid interest at the coupon rate and, if necessary, a principal payment necessary to maintain a specified minimum collateral ratio.

CPS disclaims any implication that the agreements described in this report are other than agreements entered into in the ordinary course of CPS's business.

Item 9.01. Financial Statements and Exhibits.

Neither financial statements nor pro forma financial information are filed with this report.

(d) Exhibits

One exhibit is included with this report:

99.1	News release re August 18, 2026 transaction.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: August 21, 2026	By: /s/ Denesh Bharwani
Denesh Bharwani Executive Vice President and Chief Financial Officer Signing on behalf of the registrant

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